                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   FORM 8-K/A



                                 CURRENT REPORT


   Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 19,2000


                          MED-EMERG INTERNATIONAL INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

       Ontario, Canada                    1-13861                    N/A
(State or other jurisdiction of   (Commission File Number)   (I.R.S. Employer
        organization)                                       Identification No.)

    2550 Argentia Road, Ontario, Canada                            L5N 5R1
  (Address of Principal Executive Office)                         (Zip Code)

Registrant's telephone number, including area code: (905) 868-1368

Not Applicable
--------------------------------------------------------------------------------
Former name or former address; if changed since last report)

ITEM 7.  EXHIBITS


                              HARMONIE GROUP, INC.

                              FINANCIAL STATEMENTS

                 AS OF DECEMBER 31, 1999 AND DECEMBER 31, 1998

                         TOGETHER WITH AUDITORS' REPORT

                       (Amounts Expressed in US Dollars)

                              HARMONIE GROUP, INC.

                              FINANCIAL STATEMENTS

                 AS OF DECEMBER 31, 1999 AND DECEMBER 31, 1998

                         TOGETHER WITH AUDITORS' REPORT

                       (Amounts Expressed in US Dollars)




                               TABLE OF CONTENTS


Report of Independent Auditors                                                 1

Balance Sheets                                                                 2

Statements of Income                                                           3

Statements of Changes in Stockholders' Equity                                  4

Statements of Cash Flows                                                       5

Notes to Financial statements                                             6 - 10

Schwartz Levitsky Feldman llp
CHARTERED ACCOUNTANTS
TORONTO, MONTREAL, OTTAWA






                         REPORT OF INDEPENDENT AUDITORS


       To the Board of Directors and Stockholders of Harmonie Group, Inc.


       We have audited the accompanying balance sheets of Harmonie Group, Inc. as of December 31, 1999 and the related statements of income, cash flows and changes in stockholders' equity for the year ended December 31, 1999. These financial statements are the responsibility of the company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

       We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

       In our opinion, these financial statements referred to above present fairly, in all material respects, the financial position of Harmonie Group, Inc. as of December 31, 1999 and the results of its operations and its cash flows for the years ended December 31, 1999, and in conformity with generally accepted accounting principles in the United States of America.




       Toronto, Ontario
       August 31, 2000                                     Chartered Accountants


               1167 Caledonia Road
               Toronto, Ontario M6A 2X1
               Tel: 416 785 5353
               Fax: 416 785 5663

HARMONIE GROUP, INC.
Balance Sheet
As at December 31, 1999 (audited) and December 31, 1998 (unaudited) (Amounts expressed in US dollars)


                                                                 December 31,   December 31,
                                                                       1999          1998
                                                                        $             $
                                                                                 (Unaudited)
                                     ASSETS

       CURRENT ASSETS

           Cash and short-term investments                            390,875         48,871
           Accounts receivable                                         59,781           --
                                                                     --------         ------


                                                                      450,656         48,871

       CAPITAL ASSETS (note 4)                                         62,496           --

       OTHER ASSETS - SECURITY DEPOSITS                                32,500           --
                                                                     --------         ------


                                                                      545,652         48,871
                                                                     ========         ======


                                         LIABILITIES
       CURRENT LIABILITIES

           Accounts payable and accrued liabilities                    81,636           --
                                                                     --------         ------


                              STOCKHOLDERS' EQUITY (DEFICIENCY)

       CAPITAL STOCK (note 5)                                         937,055            800

       TREASURY STOCK                                                    (200)          (200)

       RETAINED EARNINGS (DEFICIT)                                   (472,839)        48,271
                                                                     --------         ------


                                                                      464,016         48,871
                                                                     --------         ------


                                                                      545,652         48,871
                                                                     ========         ======



   The accompanying notes are an integral part of these financial statements.


       APPROVED ON BEHALF OF THE BOARD

                              Director
       -----------------------

                              Director
       -----------------------

HARMONIE GROUP, INC.
Statement of Operations and Deficit
As at December 31, 1999 (audited) and December 31, 1998 (unaudited) (Amounts expressed in US dollars)

                                                      December 31,  December 31,
                                                          1999          1998
                                                           $             $
                                                                     (Unaudited)

     REVENUE                                            606,019         207,586

         Outside services and other direct costs        685,579         173,977
                                                       --------         -------

                                                        (79,560)         33,609
                                                       --------         -------

     EXPENSES

         Salaries and benefits                          278,538          18,959
         General and administration                     161,410          15,143
         Occupancy costs and supplies                      --               506
                                                       --------         -------

                                                        439,948          34,608
                                                       --------         -------

     INCOME (LOSS) BEFORE AMORTIZATION
      AND INCOME TAXES                                 (519,508)           (999)

         Amortization                                     1,602            --
                                                       --------         -------


     INCOME (LOSS) BEFORE INCOME TAXES                 (521,110)           (999)

         Income taxes                                      --              --
                                                       --------         -------

     NET LOSS BEFORE PREFERRED
     SHARE DIVIDENDS                                   (521,110)           (999)

         Preferred share dividends                         --              --
                                                       --------         -------

     NET LOSS                                          (521,110)           (999)

         Retained earnings, beginning of year            48,271          49,270
                                                       --------         -------

     RETAINED EARNINGS (DEFICIT), END OF YEAR          (472,839)         48,271
                                                       ========         =======

     Basic and fully diluted loss, per share              (1.82)          (0.02)
                                                       ========         =======

     Weighted average number of common shares           285,000          60,000
                                                       ========        =======


   The accompanying notes are an integral part of these financial statements.

HARMONIE GROUP, INC.
Statement of Cash Flows
As at December 31, 1999 (audited) and December 31, 1998 (unaudited) (Amounts expressed in US dollars)


                                                                December 31,   December 31,
                                                                      1999          1998
                                                                       $             $
                                                                                 (Unaudited)

       CASH FLOWS FROM OPERATING ACTIVITIES
           Net loss                                                (521,110)          (999)
           Adjustment for amortization of capital assets              1,602           --
           Increase (decrease) in non-cash operating items          (16,645)          --
                                                                   --------        -------

                                                                   (530,153)          (999)
                                                                   --------        -------

       CASH FLOWS FROM INVESTING ACTIVITIES

           Additions to capital assets                              (64,098)          --
                                                                   --------        -------

       CASH FLOWS FROM FINANCIANG ACTIVITIES

           Shareholder loan                                            --           (3,200)
           Issue of common shares                                   936,255           --
           Treasury stock                                              --             (200)
                                                                   --------        -------

                                                                    936,255         (3,400)
                                                                   --------        -------

       NET INCREASE (DECREASE) IN CASH AND SHORT-TERM
           INVESTMENTS                                              342,004         (4,399)

           Cash and short-term investments, beginning of year        48,871         53,270
                                                                   --------        -------

       CASH AND SHORT-TERM INVESTMENTS, END OF YEAR                 390,875         48,871
                                                                   ========        =======


   The accompanying notes are an integral part of these financial statements.

HARMONIE GROUP, INC.
Notes to Financial statements
December 31, 1999 and 1998
(Amounts expressed in US dollars)


1.     ORGANIZATION AND DESCRIPTION OF BUSINESS

       Harmonie Group, Inc. specializes in component-based modular solutions and integrated web site strategies for healthcare enterprises. The company's product delivers an intelligent entry authoring system to simplify ongoing management of healthcare provider websites.


2.     SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

       a) The financial statements are expressed in US dollars and are prepared in accordance with US generally accepted accounting principles.

       b)     Use of Estimates

              Management of the company has made a number of estimates and assumptions relating to the reporting of assets and liabilities, the reported amounts of revenues and expenses, and the disclosure of contingent assets and liabilities to prepare these financial statements in conformity with generally accepted accounting principles. Actual results could differ from those estimates.

       c)     Capital Assets

              Capital assets are recorded at cost and are amortized over their estimated useful lives at the under noted rate and method:

              Computer hardware              30%               Declining balance

       d)     Revenue Recognition

              The company recognizes revenue on a percentage completion basis for implementation and consulting, and on delivery of software products.

       e)     Deferred Income Taxes

              The Company follows the "asset and liability method" of accounting for deferred income taxes under pursuant to which recognition is given to deferred taxes on all "temporary differences" (differences between accounting basis and tax basis of the Company's assets and liabilities) using tax rates expected to apply to taxable income in the years in which temporary differences are expected to be realized. The Company records deferred tax assets for the future tax benefits of non-capital losses carried forward, less a provision for any deferred tax assets where it is more likely than not that the asset will not be realized.

HARMONIE GROUP, INC.
Notes to Financial statements December 31, 1999 and December 31, 1998 (Amounts expressed in US dollars)


2.     SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (cont'd)

       f)     Stock Compensation

              Statement of Financial Accounting Standards No. 123, "Accounting for Stock-Based Compensation" (SFAS 123), was issued by the Financial Accounting Standards Board in October 1995. SFAS 123 establishes financial accounting and reporting standards for transactions in which an entity issues its equity instruments to acquire goods or services from non-employees, as well as stock-based employee compensation plans. All transactions in which goods or services are the consideration received for the issuance of equity instruments are to be accounted for based on the fair value of the consideration received or the fair value of the equity instrument issued, whichever is more reliably measurable.

              As allowed by SFAS 123, the Company has decided to continue to use Accounting Principles Board Opinion No. 25 "Accounting for Stock Issued to Employees" in accounting for the Company's Stock Option Plan (the "Plan").


3.     PRO-FORMA INFORMATION

       The following pro forma statement of operations summarizes the results of operations as if the business combination had occurred on January 1, 1999:

Revenue                                                            $ 13,254,447
Physician fees and other direct costs                                 9,562,718
                                                                   ------------
                                                                      3,691,729
                                                                   ------------
Expenses
     Salaries and benefits                                            2,116,814
     General and administration                                         654,951
     Occupancy costs and supplies                                       872,109
     Public company costs                                               301,591
     Travel and marketing                                               201,610
     HealthyConnect.com development costs                               798,943
                                                                   ------------
                                                                      4,946,018
                                                                   ------------
Loss before amortization, interest and financing
     expenses, goodwill amortization and taxes                       (1,254,289)
     Amortization                                                       195,699
     Interest and financing expense                                      44,494
     Goodwill amortization                                              167,235
                                                                   ------------
                                                                        407,428
                                                                   ------------
Loss before income taxes                                             (1,661,717)
     Income taxes (recovery)                                           (262,138)
                                                                   ------------
Net loss                                                           $ (1,399,579)
                                                                   ------------

HARMONIE GROUP, INC.
Notes to Financial statements December 31, 1999 and December 31, 1998 (Amounts expressed in US dollars)


4.     CAPITAL ASSETS

                                                 1999                       1998
                                  ----------------------------------   ---------
                                            Accumulated
                                    Cost   Amortization          Net         Net
                                  ------   ------------    ---------   ---------
                                       $              $            $           $


       Computer hardware          64,098          1,602       62,496       --
                                  ======         ======       ======     ======



5      CAPITAL STOCK

       Authorized

       1,000,000 Preference shares, designated as Preferred stock, $0.01 par value, convertible at $28.42 per share to Common stock

         300,000 Common shares designated as non-voting Common stock, $0.01 par value

       1,700,000 Common shares designated as Voting Common Stock, $0.01 par value


       Issued
                                                            1999         1998
                                                             $            $
                                                                   (Unaudited)

       31,668, Series A convertible Preferred stock          317         --
       285,000 Common shares (60,000 in 1998)            936,538          600
                                                         -------          ---

                                                         936,855          600
                                                         =======          ===


                                                            Common Shares

                                                          Number       Amount
                                                          ------       ------
                                                                          $

       Balance, December 31, 1998                         60,000          600

           Shares repurchased and cancelled              (60,000)        (600)
           Shares issued under Deleware Incorporation    285,000      936,538
                                                         -------      -------


                                                         285,000      936,538
                                                         =======      =======
       Balance, December 31, 1999

HARMONIE GROUP, INC.
Notes to Financial statements December 31, 1999 and December 31, 1998 (Amounts expressed in US dollars)


5      CAPITAL STOCK (cont'd)

       a)     Stock Option Plan

              Pursuant to Harmonie's 1999 Stock Option Plan (the "Plan") adopted on May 26, 1999, employees officers and directors of, and consultants or advisors to Harmonie and Decision System Group ("DSG") may be granted qualified or non-qualified stock options to purchase shares of non-voting Harmonie common stock. The Harmonie Board of Directors is responsible for granting options and administering the plan.

              The following table summarizes the stock options granted by the company:

                              Option price                 Number of shares
       Expiry date              per share                 1999           1998
                                                       ----------     ----------

       June 2009                  0.50                     39,150         --
                                                       ==========     ==========


       Outstanding, beginning of year                      --             --

            Granted                                        39,150         --
            Exercised                                      --             --
            Cancelled                                      --             --
                                                       ----------     ----------

       Outstanding, end of year                            39,150         --
                                                       ==========     ==========


6.     DEFERRED INCOME TAXES

                                                          1999           1998
                                                       ----------     ----------

       Losses available to offset future income taxes  $  150,000     $      nil
       Valuation allowance                               (150,000)           nil
                                                       ----------     ----------

                                                       $   --         $   --

       At December 31, 1999, the Company has non-capital losses available for carry-forward of approximately $500,000.

HARMONIE GROUP, INC.
Notes to Financial statements December 31, 1999 and December 31, 1998 (Amounts expressed in US dollars)


7.     FINANCIAL INSTRUMENTS

       Fair Value of Financial Instruments

       The carrying value of accounts receivable and accounts payable approximates the fair value because of the short-term maturities on these items.

       The carrying amount of the capital assets approximates the fair value of these assets.


8.     SUBSEQUENT EVENTS

       On June 19, 2000, HealthyConnect.com Inc., a majority owned subsidiary of Med-Emerg International Inc. purchased 100% of the outstanding common and preferred shares of the company through a share exchange at the rate of
       6.842 HealthyConnect.com, Inc. common shares for each Harmonie Group, Inc. share.

       In February 2000, the company sold the assets to American Express Equipment Finance, and entered into a twenty-four month capital lease. The company is committed to payments under the capital lease for its computer equipment totaling $66,480.

       Annual payments under operating leases are as follows:

       2000                                                             $24,930
       2001                                                              33,240
       2002                                                               8,310
                                                                        -------

                                                                        $66,480
                                                                        =======


9.     UNCERTAINTY DUE TO THE YEAR 2000 ISSUE

       The Year 2000 Issue arises because many computerized systems use two digits rather than four to identify a year. Date-sensitive systems may recognize the year 2000 as 1900 or some other date, resulting in errors when information using year 2000 dates is processed. In addition, similar problems may arise in some systems which use certain dates in 1999 to represent something other than a date. Although the change in date has occurred, it is not possible to conclude that all aspects of the Year 2000 Issue that may affect the entity, including those related to customers, suppliers, or other third parties, have been fully resolved.

                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.



                                      MED-EMERG INTERNATIONAL INC.



                                      By: /s/ Carl Pahapill
                                          ----------------------------------
                                          Carl Pahapill
                                          President


Dated:  September 5, 2000